                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                                COACH USA, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 18, 1999

                                       BY

                               SCH HOLDINGS CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                            STAGECOACH HOLDINGS PLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, ON MONDAY, JULY 26, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

                     By Mail:                               By Hand/Overnight Courier Delivery:
                    P.O. Box 84                                      One State Street
               Bowling Green Station                                New York, NY 10004
              New York, NY 10274-0084                    Attn: Securities Processing Window, SC-1
            Attn: Reorganization Dept.

                           By Facsimile Transmission:

                                 (212) 858-2611
                             Confirm by Telephone:
                                 (212) 858-2103

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders, either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of IBJ Whitehall Bank & Trust Company, as Depositary (the "Depositary"), at the Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                  SHARES CERTIFICATE(S) AND SHARES TENDERED
                APPEAR(S) ON CERTIFICATE(S))                        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)*
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                   SHARES             OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)        TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:

   Check box of Book-Entry Transfer Facility (check one):

       [ ] The Depository Trust Company

       [ ] The Philadelphia Depository Trust Company

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):

   Window Ticket Number (if any):

   Date of execution of Notice of Guaranteed Delivery:

   Name of Institution that Guaranteed Delivery:

   If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility (check one):

       [ ] The Depository Trust Company

       [ ] The Philadelphia Depository Trust Company

   Account Number:

   Transaction Code Number:

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to SCH Holdings Corp., a Delaware corporation ("Purchaser"), which is a wholly owned subsidiary of Stagecoach Holdings plc, a public limited company organized under the laws of Scotland ("Parent"), the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), of Coach USA, Inc., a Delaware corporation (the "Company"), at a purchase price of $42.00 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 18, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign from time to time, in whole or in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance of payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser or nominee or transferee of Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of Purchaser as such stockholder's proxy, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will be empowered, subject to the applicable Voting Trust Agreement (as defined in the Offer to Purchase), to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares Purchaser (including through the Voting Trust) must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distribution) tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after August 16, 1999. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated herein under "Special Delivery Instructions", please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11

     Number of Shares represented by lost, stolen or destroyed certificates:
    --------------------------------------------------

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility.

   Issue:  [ ] check  [ ] certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                        (TAX ID. OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit Shares tendered by book-entry transfer that are not accepted for payment to (Check one):

                           [ ] DTC          [ ] PDTC

          ------------------------------------------------------------
                           (DTC OR PDTC ACCOUNT NO.)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail:  [ ] check  [ ] certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                        (TAX ID. OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

SIGN                               SIGN HERE                                SIGN
HERE              AND COMPLETE SUBSTITUTE FORM W-9 ON REVERSE               HERE

ARROW RIGHT
--------------------------------------------------------------------------------
                                                                      ARROW LEFT

ARROW RIGHT
--------------------------------------------------------------------------------
                                                                      ARROW LEFT
                          (SIGNATURE(S) OF HOLDER(S))

Dated:
--------------------------- , 1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                    ------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number       -------------------------------------------

Tax Identification or
Social Security No. ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature  ----------------------------------------------------------

Name  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm   -----------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number       -------------------------------------------

Dated:
---------------------------- , 1999

                                  INSTRUCTIONS

Forming Part Of The Terms And Conditions Of The Offer

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not Applicable to Book-Entry Stockholders) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

     Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions". If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Condition, the HSR Act Condition, the STB Condition (each as defined in the Offer to Purchase) and the condition described in paragraph (c) of Section 15 of the Offer to Purchase) may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder who tenders Shares pursuant to the Offer is required to provide the Depositary with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares pursuant to the Offer or may be subject to backup withholding (see below).

     A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN. A stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals), are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue service. The Depositary cannot refund amounts withheld by reason of backup withholding.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------------
                            PAYER'S NAME: IBJ WHITEHALL BANK & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------------

       SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND         ----------------------------
        FORM W-9            CERTIFY BY SIGNING AND DATING BELOW.                              Social Security Number
                                                                                              OR
                                                                                              ----------------------------
                                                                                              Employer Identification
                                                                                              Number
                            --------------------------------------------------------------------------------------------------
    DEPARTMENT OF THE       PART 2                                                            PART 3 --
        TREASURY            Certification -- Under penalties of perjury, I certify that:      [ ] Awaiting TIN
    INTERNAL REVENUE        (1) The number shown on this form is my correct Taxpayer
        SERVICE                 Identification Number (or I am waiting for a number to be
                                issued to me), and
  PAYER'S REQUEST FOR       (2) I am not subject to backup withholding because (a) I am
        TAXPAYER                exempt from backup withholding, or (b) I have not been
     IDENTIFICATION             notified by the Internal Revenue Service (the "IRS") that
      NUMBER (TIN)              I am subject to backup withholding as a result of a
                                failure to report all interest or dividends, or (c) the
                                IRS has notified me that I am no longer subject to backup
                                withholding.
                            --------------------------------------------------------------------------------------------------
                            CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
                            IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------------------------------------------------
       Sign Here            SIGNATURE ---------------------------------------------------------------------------------
                            DATE ----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature
---------------------------------------------------                         Date
------------------------------ , 1999

                    The Information Agent for the Offer is:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                               New York, NY 10010
                          Call Collect (212) 929-5500
                         Call Toll Free (800) 323-2885

                      The Dealer Manager for the Offer is:

                               J.P. MORGAN & CO.

                                 60 Wall Street
                            New York, New York 10260
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll Free (800) 322-2885

June 18, 1999